UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) April 14, 2005


                           VIKING CAPITAL GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Utah                            0-22744                  87-0442090
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-9996
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 14, 2005, Robin M. Sandifer has resigned his position as a Director of the Registrant. The Registrant intends to fill Mr. Sandifer's term at some time in the future.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 18, 2005                           Viking Capital Group, Inc.


                                                  /s/  Kingman L. Hitz
                                                  ---------------------------
                                                  Kingman L. Hitz
                                                  Chief Financial Officer